UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 11, 2015 (June 8, 2015)

Date of report (Date of earliest event reported)

EXELON CORPORATION

(Exact Name of Registrant As Specified In Charter)

Pennsylvania	1-16169	23-2990190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 South Dearborn Street

P.O. Box 805379

Chicago Illinois 60680-5379

(Address of Principal Executive Offices, including Zip Code)

(800) 483-3220

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 11, 2015, Exelon Corporation (the “Company”) completed a $4.2 billion debt offering consisting of $550 million of 1.550% Notes due 2017 (the “2017 Notes”), $900 million of 2.850% Notes due 2020 (the “2020 Notes”), $1.25 billion of 3.950% Notes due 2025 (the “2025 Notes”), $500 million of 4.950% Notes due 2035 (the “2035 Notes”) and $1.0 billion of 5.100% Notes due 2045 (the “2045 Notes” and, together with the 2017 Notes, the 2020 Notes, the 2025 Notes and the 2035 Notes, the “Notes”). The Company intends to use the net proceeds from the Notes to finance a portion of the acquisition of Pepco Holdings, Inc., a Delaware corporation (the “Merger”), with any remaining balance of the net proceeds (or the full amount of the net proceeds realized from the 2017 Notes and the 2020 Notes in the event that the Merger is not consummated) to be used for general corporate purposes, which may include the repayment of outstanding indebtedness.

The disclosure under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Notes were issued pursuant to an indenture, dated as of June 11, 2015 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee, as supplemented by the First Supplemental Indenture thereto, dated as of June 11, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Base Indenture is filed as Exhibit 4.1 to this Form 8-K and the First Supplemental Indenture is filed as Exhibit 4.2 to this Form 8-K, each incorporated herein by reference. The description of the Indenture is qualified in its entirety by reference to such exhibits.

The sale of the Notes was made pursuant to the terms of an underwriting agreement, dated as of June 8, 2015 (the “Underwriting Agreement”), between the Company and Barclays Capital Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule 1 to the Underwriting Agreement. The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and incorporated herein by reference. The description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3ASR (Registration No. 333-196220), as filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2014. The Company has filed with the SEC a Preliminary Prospectus Supplement, dated as of June 8, 2015, a Free Writing Prospectus, dated as of June 8, 2015, and a Final Prospectus Supplement, dated as of June 8, 2015, in connection with the public offering of the Notes.

The 2017 Notes bear interest at the applicable rate per annum listed in the description of the Notes above, payable semi-annually in arrears on June 9 and December 9 of each year, beginning on December 9, 2015. The 2020 Notes, the 2025 Notes, the 2035 Notes and the 2045 Notes bear interest at the applicable rate per annum listed in the description of the Notes above, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2015. The Notes are our direct unsecured general obligations and rank equally with all of our existing and future unsecured and unsubordinated debt.

Upon the first to occur of either (i) December 31, 2015, if the Merger is not consummated prior to such date, or (ii) the date on which the agreement relating to the Merger is terminated, Exelon will be required to redeem the 2025 Notes, the 2035 Notes and the 2045 Notes (the “Special Mandatory Redemption”) in whole, at a redemption price equal to 101% of the aggregate principal amount of such series of Notes, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the date of the Special Mandatory Redemption. The Company may also redeem the 2025 Notes, the 2035 Notes and the 2045 Notes, at its option, in whole, at any time prior to December 31, 2015, at a redemption price equal to 101% of the aggregate principal amount of such series of Notes, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the date of redemption, if, in the Company’s judgment, the Merger will not be consummated on or prior to December 31, 2015.

The Company may redeem any series of Notes at any time prior to maturity, in whole or in part, upon at least 15 days’ and not more than 60 days’ notice, at the redemption prices described in the Final Prospectus Supplement under “Description of the Notes—Optional Redemption.”

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment default and certain events of bankruptcy and insolvency. If an event of default occurs and is continuing, the Trustee or holders of at least 33% in principal amount outstanding of the applicable series of Notes may declare the principal and the accrued and unpaid interest, if any, on all of such series of Notes to be due and payable. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 8, 2015, among Exelon Corporation and Barclays Capital Inc. and Goldman, Sachs & Co., as representatives of the several underwriters

4.1	Indenture, dated as of June 11, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee

4.2	First Supplemental Indenture, dated as of June 11, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee

4.3	Form of the Notes (included in Exhibit 4.2)

5.1	Opinion of Kirkland & Ellis LLP

* * * * *

Cautionary Statements Regarding Forward-Looking Information

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2014 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s First Quarter 2015 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17; and (3) other factors discussed in filings with the SEC by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2015	EXELON CORPORATION

/s/ Jonathan W. Thayer
	Name:	Jonathan W. Thayer
	Title:	Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 8, 2015, among Exelon Corporation and Barclays Capital Inc. and Goldman, Sachs & Co., as representatives of the several underwriters

4.1	Indenture, dated as of June 11, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee

4.2	First Supplemental Indenture, dated as of June 11, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee

4.3	Form of the Notes (included in Exhibit 4.2)

5.1	Opinion of Kirkland & Ellis LLP